EXHIBIT 23.2

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                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        To Farah Incorporated:

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated December 15, 1993 included (or incorporated by reference) in Farah Incorporated's Form 10-K for the year ended November 5, 1993 and to all references to our Firm included in this registration statement.

                                       /s/ ARTHUR ANDERSEN & CO.



        Dallas, Texas
               May 4, 1994